Exhibit 99.2 Sonic Automotive – A Holistic Approach to Creating Shareholder Value February 19, 2020

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, long-term annual revenue targets, anticipated future growth and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated future debt reduction in 2020, anticipated 2020 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

COMPANY OVERVIEW 3

Sonic Automotive: Who We Are QUICK FACTS Collision Franchised and Repair EchoPark Stores Our Core Franchised 95 15 Centers Dealership Business Focuses on High Levels of New and Used Vehicle (NYSE: SAH) Sales Volume to Drive a Fortune 500 Profit From Parts and Service and Finance and Different Company and One Insurance Products Different Automobile States of the Nation’s 20+ Brands 12 Largest Automotive Retailers Our Unique Approach to FY 2019 Pre-Owned Car Shopping FY 2019 Gross Revenues Below-Market Pricing with $10.5B $1.5B Profit a No Haggle Purchase Experience 4

Investment Highlights



- Multiple Growth And Profit Drivers For Franchised Operations
- Broad Geographic, Revenue Stream And Brand Mix Diversification
- Unique, High Return EchoPark Business Model
- Complementary Relationship – Sonic Franchises And EchoPark
- Focused On SG&A Control And Strengthening The Balance Sheet
- Disciplined Capital Allocation To Accelerate EchoPark Growth

Sonic Automotive

Sonic Automotive EchoPark AUTOMOTIVE

5

Revenue Composition BY GEOGRAPHY Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space SC 2% NV 2% Other * 3% MD 2% VA 2% GA 3% NC 4% CA 28% AL 5% Concentration in Major Metro FL 6% Markets TN 7% CO 9% TX 27% Note: Percentages are Percent of Total Revenue for FY 2019 * Consists of Disposed Stores and Holding Companies 6

Revenue Composition Brand Distribution Business Line Mix % of % of New Vehicle Brand Revenue Franchise Brand Revenue Used Vehicle (Including Wholesale) BMW 23% Mercedes 11% Parts, Service & Collision Audi 6% Finance & Insurance Lexus 4% Luxury 57% Land Rover 3% 16% Porsche 3% Cadillac 3% 9% 47% MINI 2% Other Luxury (1) 2% Honda 13% Toyota 8% 44% Import 24% Hyundai 1% Volkswagen 1% 35% Other Import (2) 1% EchoPark 11% Non-Franchise 11% Ford 4% 31% Domestic 8% 13% General Motors (3) 4% 5% (1) Includes Volvo, Jaguar, Acura and Infiniti Revenue Gross Profit (2) Includes Nissan, Subaru and Kia (3) Includes Chevrolet, GMC and Buick Note: Percentages are Percent of Total Revenue for FY 2019 Note: Percentages are Percent of Total for FY 2019 7

Franchised Operations Franchised Brands, Luxury 86 Dealerships 20+ Weighted New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) Major Collision Metropolitan 15 Repair Centers 20 Markets Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability 8

Franchised Geographic Footprint Headquartered in 86 Stores, 20+ Brands, Platforms in Major Charlotte, NC 15 Collision Repair Centers Metro Markets 9

Franchised Operations – Levers Parts and Service Acquire Potential High Return Stores F&I Penetration Divest Multiple Growth Underperforming Pre-Owned or Capital-Intensive Volume Stores Drivers Throughput Continued Expense Reductions Car Cash Omni-Channel Approach (Digital EchoPark One-Stop) Learnings 10

EchoPark Automotive The New Car Alternative™ Get the New Car Feel Without the New Car Price Focus On Pre-Owned Below Market Market – More Stable Pricing With Simplified, Easy Than New Vehicle Purchase Experience Market Unique, High Return Business Model 1- 4 Year Old 30% of Guests Vehicles - Nearly New Travel More Than 30 Minutes With Remaining OEM To Shop Our Inventory Warranty 5-Year Goal of 25+ Locations 11

EchoPark Geographic Footprint



EchoPark AUTOMOTIVE

Texas	Colorado
• Grand Prairie (Dallas) – Pre-Owned Business Acquired Q3 2017 • San Antonio – Opened Q4 2017 • New Braunfels – Opened Q1 2018 • Houston – Opened December 2018	• Thornton and Centennial (Denver) – Opened Q4 2014 • Colorado Springs – Opened Q2 2017

North Carolina	California
• Charlotte – Opened October 2018	• Long Beach – Opened December 2019

Nine Existing Stores in Six Physical Markets

Three New Locations Opening in 2020

Sonic Automotive EchoPark AUTOMOTIVE 12

EchoPark – Modeled 4-Wall Economics At Maturity

	Medium Store	Large Store
Average Monthly Retail Unit Volume (100% Mature)	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500
Total Annual Revenues	$ 210,000,000	$ 420,000,000
Total Combined Gross Profit Per Unit Retailed	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	60%	60%
Average Monthly Pre-Tax Profit	$ 600,000	$ 1,200,000
Average Compensation Per Employee (with Fringe)	$ 78,000	$ 78,000
Total Headcount	105	170
Average Retail Unit Sales Per Head Per Month	7.1	8.8
Target Inventory Days' Supply	30 Days	30 Days
Working Capital Investment	$ 15,000,000	$ 31,000,000
Capital Expenditures (Varies By Market)	$ 16,000,000	$ 20,000,000
Total Capital Investment	$ 30,000,000	$ 50,000,000
Pre-Tax Return On Investment	**24%+**	**29%+**

Existing Medium Stores:

- Centennial, CO*
- Colorado Springs, CO*
- New Braunfels, TX*
- San Antonio, TX*
- Charlotte, NC
- Long Beach, CA

Existing Large Stores:

- Dallas, TX
- Thornton, CO*
- Houston, TX

Other Targeted Markets:

- Atlanta, GA
- Fort Lauderdale/Miami, FL
- Los Angeles, CA
- Nashville, TN
- Orlando, FL
- Philadelphia, PA
- Phoenix, AZ
- Tampa/St. Petersburg, FL
- Washington, D.C.

Note: Estimate average pre-tax losses of $2M per new store opening including hiring, training and other pre-opening expenses, plus operating losses incurred prior to targeted breakeven.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.
* These Stores Were Established Under Previous EchoPark Operating Model and May Not Conform to the Above Model

Sonic Automotive EchoPark AUTOMOTIVE 13

EchoPark Market Maturity Comparison Average Monthly Retail Unit Volume (Q4 2019) - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Opened Q4 2014 * Dallas Acquired Q3 2017 Houston Opened Q4 2018 Charlotte Opened Q4 2018 Long Beach Opened December 2019 San Antonio Opened Q1 2018 ** * This Market Converted To Current EchoPark 1-4 Year Old Vehicle Inventory And Pricing Model In Q2 2018 ** This Market Began To Pilot An Outlet Model Selling 1-8 Year Old Vehicles In November 2019 14 14

EchoPark Retail Unit Sales Volume Growth Quarterly Quarterly Revenue Retail Units $350,000,000 13,206 14,000 12,587 12,676 $300,000,000 11,051 12,000 Converted All Stores To Current Operating Model $250,000,000 10,000 8,762 7,698 $200,000,000 7,459 8,000 Acquired Pre-Owned Business In Dallas, TX $150,000,000 5,518 6,000 4,496 $100,000,000 4,000 2,400 2,049 1,585 1,685 1,673 $50,000,000 1,136 2,000 660 881 920 764 941 212 $0 - Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 FY 2019 Revenues Of $1.2B, 49,520 Retail Unit Sales 15

EchoPark Adjusted EBITDA Trend $6,352 $6,000 $5,299 $4,957 $4,792 $4,000 FY 2019 Adjusted EBITDA of $21.4 $2,000 Million, Up 302% From FY 2018 (In Millions) $- Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 $(1,115) Q4 Seasonally Lighter Than Q3 $(2,000) $(2,059) $0.7 Million Drag From Long Beach $(2,168) Opening In Q4 2019 $(2,802) $(3,029) $(3,353) $(4,000) Current Inventory And Pricing Strategy Began In Q2 2018 Q3 2018 And Q4 2018 Pressured By New Store Openings And Relocations Note: Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) 16

EchoPark Model – High Volume Drives Superior Returns

Ultra-Low Pricing › **Attractive F&I** › **High Volume Throughput**

May Yield **Slightly Negative Front-End** Gross Profit Per Unit

Higher Penetration Rates On F&I Products vs. Sonic Franchised Stores

5X Volume Per Store Per Month vs. Sonic Franchised Stores

	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle Gross Per Unit	$1,300	$(100)	
F&I Gross Per Unit	$1,400	$2,250	
Parts and Service Reconditioning Profit	$500	-	
Total Used-Related Gross Per Unit	$3,200	$2,150	($1,050)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,200**	**$10,750**	**$7,550**

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive EchoPark AUTOMOTIVE 17

Industry-Leading Used Vehicle Volume Throughput Q4 2019 Retail Used Vehicle Unit Sales Per Store Per Month 469 105 299 85 82 83 76 69 Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput * Peer Average Is 79 Units Per Store Per Month Based On Store Counts As Of December 31, 2019 Note: Peer Data Source – Company Filings, Company Websites Note: CarMax Data is for the Quarter Ended November 30, 2019 18

Used Vehicle Volume Throughput Trend Franchised Dealerships Retail Used Vehicle Unit Sales Volume Per Store Per Month 115 109 105 96 95 95 91 88 89 90 85 85 81 75 70 65 55 53 44 45 45 40 41 35 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2005-2019 – 7.4% CAGR 19

Inventory Management Expertise Q4 2019 Used Vehicle Inventory Days’ Supply 65 57 52 39 34 33 29 28 Low Inventory Days’ Supply Reduces Exposure to Fluctuations in Used Vehicle Valuations Note: Peer Data Source: Company Filings, Calculated Based on Trailing Quarter Cost of Sales If Not Explicitly Disclosed Note: CarMax Data is for the Quarter Ended November 30, 2019 20

Vehicle Inventory Days’ Supply 75 Improving New Vehicle Days’ Supply 64 63 59 55 Excellent Used Vehicle Days’ Supply 34 32 33 29 31 30 28 27 27 25 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 New Used - Franchised Used - EchoPark Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Inventory Sourcing And Pricing 21

Consolidated F&I Per Unit Trend Annual F&I Gross Profit Per Unit $1,800 $1,743 $1,700 $1,600 $1,557 $1,500 $1,411 $1,400 $1,354 $1,300 $1,280 $1,219 $1,200 $1,138 $1,100 $1,071 $992 $1,002 $1,006 $1,000 $954 $900 $906 $918 $900 $800 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Additional Opportunity to Continue Improving F&I Product Penetration 22

Complementary Relationship Franchised Operations • Thrives When New Vehicle Industry Is • Strong Secular Growth Phase Due To: Healthy, Particularly Where Luxury Brands  Focus On Recession-Resistant Are Strong Pre-Owned Vehicle Market • Diverse Revenue Streams - Some  Below-Market Price Strategy Recession-Resistant  Simplified, Easy Purchase • Profitable Through 2008 Economic Experience Downturn - Relatively Low Fixed Costs And Multiple Operational Levers • If Pre-Owned Vehicle Valuations Decline, EchoPark Should: • Further Growth Opportunities:  Benefit From Rapid Inventory  Parts and Service Business Turns, Creating An Even Greater  Used Vehicles Pricing Advantage Over  F&I Penetration Competitors To Drive Additional Volume 23

Strategic Direction

Franchised Business

Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling, Alternative Sources Of Inventory)

Continued Growth Opportunity In Parts & Service, F&I

Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management

EchoPark

Early Stage Strong Secular Growth Phase

Profitability Improving As Older Stores Continue To Mature

Expect 3 New Locations By The End Of 2020 (Bringing Total to 12) - 5-Year Goal Of 25+ Total Physical Markets

Expansion To Be Self-Funding In 2-3 Years With Free Cash Flow From Existing Stores

Capital Allocation

Opportunistic Divestitures Of Underperforming Or Capital-Intensive Franchised Dealerships

Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth

SG&A And Balance Sheet

Relatively Low Fixed Cost Structure Already In Place

Explore Further Opportunities To Leverage Expenses

$300M Debt Reduction By Mid-To-Late 2020 To Position Balance Sheet For Future M&A Opportunities ($238M Reduction Achieved In FY 2019)

Sonic Automotive EchoPark AUTOMOTIVE 24

FINANCIAL OVERVIEW 25

FY 2019 – Consolidated Continuing Operations Revenue Gross Profit Segment Income (Loss)* $9.1 $1,162 $112 $700 $58 In Millions ($52.6) $211.3 $9,252 $9,292 $1,388 $1,409 $157.4 FY 2018 FY 2019 FY 2018 FY 2019 FY 2018 FY 2019 Total Revenue Up 5.1% Total Gross Profit Up 5.2% Adjusted EBITDA Up 19.0%** Franchised EchoPark FY 2019 Earnings Per Diluted Share From Continuing Operations of $3.31, Up 171% Compared To FY 2018* * Refer To Appendix For Items Of Interest That May Affect Comparability Of Segment Income (Loss) Amounts ** Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) 26

FY 2019 – Consolidated SG&A Expenses to Gross Profit On A GAAP Basis, SG&A Expenses To Gross Profit Were 72.3% For FY 2019, Compared To 79.2% For FY 2018 210 bps Better 76.9%* 79.0%* 21.5% 22.5% 3.6% 4.3% 47.8% 47.8% 4.0% 4.4% FY 2019 FY 2018 Advertising Comp Rent Other * Refer To Appendix For Calculation And Reconciliation of Adjusted SG&A Expenses (A Non-GAAP Measure) 27

Q4 2019 – Consolidated Continuing Operations B/(W) than Q4 2018 (In millions, except per share data) Q4 2019 $ % Revenues $2,748.4 $174.1 6.8% Gross profit $393.9 $23.2 6.2% SG&A expenses $260.9 $13.0 4.7% SG&A expenses as % of gross profit 66.2% 770 bps Earnings from continuing operations before taxes $60.9 $29.8 95.4% Continuing Ops: Net income $46.3 $24.3 110.5% Diluted earnings per share $1.04 $0.53 103.9% Q4 2019 Comparative Results Reflect the Disposition of 10 Franchises During 2019 That Generated $656 Million of Revenue in FY 2018 Note: Refer To Appendix For Items Of Interest That May Affect Comparability Of Amounts 28

Q4 2019 – Franchised Dealerships Segment B/(W) than Q4 2018 (In millions, except unit and per unit data) Q4 2019 $ % Revenues $2,439.9 $68.2 2.9% Gross profit $364.6 $11.1 3.1% SG&A expenses $237.8 $17.5 6.9% SG&A expenses as % of gross profit 65.2% 700 bps Segment income (loss) $76.6 $25.1 48.8% New vehicle unit sales volume 30,591 (740) (2.4%) Retail used vehicle unit sales volume 27,099 726 2.8% New vehicle gross profit per unit $2,209 $109 5.2% Retail used vehicle gross profit per unit $1,318 ($23) (1.7%) F&I gross profit per unit retailed $1,710 $134 8.5% Q4 2019 Comparative Results Reflect the Disposition of 10 Franchises During 2019 That Generated $656 Million of Revenue in FY 2018 Note: Refer To Appendix For Items Of Interest That May Affect Comparability Of Amounts 29

Q4 2019 – EchoPark Segment B/(W) than Q4 2018 (In millions, except unit and per unit data) Q4 2019 $ % Revenues $308.6 $106.0 52.3% Gross profit $29.2 $12.1 70.4% SG&A expenses $23.1 ($4.5) (24.6%) SG&A expenses as % of gross profit 78.9% 2,900 bps Segment income (loss) $2.1 $6.8 144.7% Retail used vehicle unit sales volume 12,676 3,914 44.7% Total combined gross profit per unit retailed $2,341 $344 17.2% We Opened Our Ninth EchoPark Store In Long Beach, California In December 2019 Pre-Tax Losses Associated With Opening This Store Were $0.7 Million In Q4 2019 30

Q4 2019 – Franchised Dealerships Segment Same Store

(In millions, except unit and per unit data)	Q4 2019	B/(W) than Q4 2018 $	B/(W) than Q4 2018 %
New vehicle revenues	$1,337	$122	10.0%
Retail used vehicle revenues	$586	$43	8.0%
Wholesale used vehicle revenues	$39	($7)	(15.5%)
Parts, service and collision repair revenues	$335	$18	5.8%
F&I revenues	$92	$11	13.7%
Total revenues	$2,388	$187	8.5%
New vehicle gross profit	$66	$6	9.1%
New vehicle unit sales volume	*30,018*	*2,097*	*7.5%*
New vehicle gross profit per unit	*$2,213*	*$31*	*1.4%*
Retail used vehicle gross profit	$34	$4	12.6%
Retail used vehicle unit sales volume	*26,566*	*2,345*	*9.7%*
Retail used vehicle gross profit per unit	*$1,269*	*$32*	*2.6%*
Wholesale used vehicle gross profit	($1)	$1	32.0%
Wholesale used vehicle unit sales volume	*5,920*	*(1,383)*	*(18.9%)*
Parts, service and collision repair gross profit	$164	$9	6.2%
Customer Pay gross profit	*$75,404*	*$6,979*	*10.2%*
F&I gross profit	$92	$11	13.7%
F&I gross profit per unit	*$1,648*	*$92*	*5.9%*
Total gross profit	$354	$30	9.4%

Q4 2019 Industry New Vehicle Retail SAAR Up 0.7%, Total New Vehicle SAAR Down 4.0%

Sonic Automotive EchoPark AUTOMOTIVE
31

Q4 2019 – EchoPark Segment Same Store B/(W) than Q4 2018 (In millions, except unit and per unit data) Q4 2019 $ % Retail used vehicle revenues $224 $55 32.8% Wholesale used vehicle revenues $6 $5 719.3% Parts, service and collision repair revenues $6 $3 115.2% F&I revenues $24 $6 32.3% Total revenues $260 $70 36.7% Combined retail used vehicle and F&I gross profit $24 $8 46.5% Retail used vehicle unit sales volume 10,608 2,383 29.0% Combined retail used vehicle and F&I gross profit per unit $2,241 $268 13.6% Wholesale used vehicle gross profit ($0) $0 NM Wholesale used vehicle unit sales volume 1,495 1,442 NM Parts, service and collision repair gross profit ($0) ($0) 21.2% Total gross profit $23 $8 47.2% NM = Not Meaningful Same Store Results Exclude Houston and Long Beach EchoPark Locations 32

Gross Profit Per Unit Trend $2,500 $2,351 $2,341 $2,264 $2,300 $2,234 $2,209 $2,100 $2,135 New GPU Seasonal $2,100 $2,000 Low In Q3 $1,997 $1,835 $1,900 $1,710 $1,700 $1,645 $1,576 $1,581 $1,539 $1,500 $1,300 $1,342 $1,340 $1,297 $1,286 $1,318 $1,100 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 New GPU Franchised Used GPU Franchised F&I GPU EchoPark Combined GPU FY 2019 Franchised: New GPU $2,042 (Up 3.8%), Used GPU $1,310 (Down 2.7%), F&I GPU $1,620 (Up 8.6%) FY 2019 EchoPark: Combined GPU $2,296 (Up 22.1%) 33

Strong Balance Sheet and Liquidity December 30, 2019 December 31, 2018 (In thousands) Cash and cash equivalents $ $29,103 $ $5,854 Availability under the 2016 Revolving Credit Facility 230,689 223,922 Availability under our used vehicle floor plan facilities 17,090 1,979 Availability under the 2019 Mortgage Facility 3,090 - Total available liquidity resources $ $279,972 $ $231,755 Covenant 12/31/19 12/31/18 Requirement* Liquidity Ratio >= 1.05 1.11 1.10 Fixed Charge Coverage Ratio >= 1.20 1.60 1.43 Total Lease Adjusted Leverage Ratio <= 5.75 3.21 5.25 Debt To Adjusted EBITDA Ratio** 2.29 3.64 Total 2019 Debt Reduction Of $238 Million Compliant With All Covenants $300 Million Goal By Mid-to-Late 2020 * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility ** Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) 34

Capital Expenditure Discipline Gross Capital Expenditures (In Millions) $234.2 $163.6 $125.6 FY 2017 FY 2018 FY 2019 Strict Capital Growth Capital Used To Expand Allocation Strategy EchoPark Locations Nationwide Allocate Capital Where It Generates the Highest Returns 35

APPENDIX 36

Items of Interest – Fourth Quarter Income Statement (In millions) Q4 2019 Q4 2018 Line Item Gain on franchise disposals $ 29.3 $ - SG&A expenses Lease exit adjustments - 0.8 SG&A expenses Impairment charges (17.7) (15.6) Impairment charges (1) Loss on extinguishment of debt (7.2) - Other expense Subtotal: Pre-tax items of interest $ 4.4 $ (14.8) Tax effect of above items (1.2) 4.1 Tax-effected items of interest $ 3.2 $ (10.7) Note: Amounts In Table Relate To Franchised Dealerships Segment Unless Otherwise Noted (1) $16.6 Million In Q4 2019 and $1.5 Million In Q4 2018 Attributed To EchoPark Segment Related to Building And Land Held For Sale At Former EchoPark Locations 37

Items of Interest – Full Year Income Statement (In millions) FY 2019 FY 2018 Line Item Gain on franchise disposals $ 76.0 $ 38.9 SG&A expenses Executive transition costs (6.3) (1.6) SG&A expenses Legal and storm damage charges - (5.7) SG&A expenses Long-term compensation charges - (32.5) SG&A expenses (1) Lease exit adjustments - (1.4) SG&A expenses Impairment charges (19.6) (29.5) Impairment charges (2) Loss on extinguishment of debt (7.2) - Other expense Subtotal: Pre-tax items of interest $ 42.9 $ (31.8) Tax effect of above items (14.2) 7.3 Tax-effected items of interest $ 28.7 $ (24.5) Note: Amounts In Table Relate To Franchised Dealerships Segment Unless Otherwise Noted (1) $32.5 Million in FY 2019 Relates To EchoPark Segment (2) $18.5 Million In FY 2019 and $1.6 Million In FY 2018 Attributed To EchoPark Segment Related to Building And Land Held For Sale At Former EchoPark Locations 38

Segment Income Reconciliation – Fourth Quarter Franchised Dealerships EchoPark Segment Segment Consolidated (In millions, except unit data) Q4 2019 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Q4 2018 Revenues $ 2,439.9 $ 2,371.7 $ 308.6 $ 202.6 $ 2,748.4 $ 2,574.3 Gross profit $ 364.6 $ 353.6 $ 29.2 $ 17.2 $ 393.9 $ 370.7 SG&A expenses $ 237.8 $ 255.4 $ 23.1 $ 18.5 $ 260.9 $ 273.9 Segment income (loss) $ 76.6 $ 51.5 $ 2.1 $ (4.7) $ 78.7 $ 46.8 Impairment charges (1.1) (14.1) (16.6) (1.5) (17.7) (15.6) Earnings (loss) from continuing operations before taxes $ 75.5 $ 37.4 $ (14.5) $ (6.2) $ 61.0 $ 31.2 New vehicle unit sales volume 30,591 31,331 - - 30,591 31,331 Retail used vehicle unit sales volume 27,099 26,373 12,676 8,762 39,775 35,135 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges 39

Segment Income Reconciliation – Full Year Franchised Dealerships EchoPark Segment Segment Consolidated (In millions, except unit data) FY 2019 FY 2018 FY 2019 FY 2018 FY 2019 FY 2018 Revenues $ 9,292.3 $ 9,251.5 $ 1,162.0 $ 700.2 $ 10,454.3 $ 9,951.6 Gross profit $ 1,408.6 $ 1,388.1 $ 112.4 $ 58.0 $ 1,521.0 $ 1,446.1 SG&A expenses $ 1,011.8 $ 1,046.5 $ 87.6 $ 98.9 $ 1,099.4 $ 1,145.3 Segment income (loss) $ 211.3 $ 157.4 $ 9.2 $ (52.6) $ 220.5 $ 104.8 Impairment charges (1.1) (27.9) (19.7) (1.6) (20.8) (29.5) Earnings (loss) from continuing operations before taxes $ 210.2 $ 129.5 $ (10.5) $ (54.2) $ 199.7 $ 75.3 New vehicle unit sales volume 114,131 122,717 - - 114,131 122,717 Retail used vehicle unit sales volume 112,629 110,168 49,520 29,437 162,149 139,605 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges 40

Non-GAAP Reconciliations – SG&A Expenses Consolidated (In millions) Q4 2019 Q4 2018 Gross profit $ 393.9 $ 370.7 SG&A expenses $ 260.9 $ 273.9 Items of interest: Gain on franchise disposals $ 29.3 $ - Lease exit adjustments - 0.8 SG&A expenses (excluding items of interest) $ 290.2 $ 274.7 SG&A expenses as % of gross profit 66.2% 73.9% SG&A expenses (excluding items of interest) as % of gross profit 73.7% 74.1% Consolidated (In millions) FY 2019 FY 2018 Gross profit $ 1,521.0 $ 1,446.1 SG&A expenses $ 1,099.4 $ 1,145.3 Items of interest: Gain on franchise disposals $ 76.0 $ 38.9 Executive transition costs (6.3) (1.6) Legal and storm damage charges - (5.7) Long-term compensation charges - (32.5) Lease exit adjustments - (1.4) SG&A expenses (excluding items of interest) $ 1,169.1 $ 1,143.0 SG&A expenses as % of gross profit 72.3% 79.2% SG&A expenses (excluding items of interest) as % of gross profit 76.9% 79.0% 41

Non-GAAP Reconciliations – Earnings Per Share Q4 2019 Q4 2018 Weighted- Per Weighted- Per Average Share Average Share (In thousands, except per share amounts) Shares Amount Amount Shares Amount Amount Diluted earnings (loss) and shares from continuing operations 44,463 $ 46,272 $ 1.04 42,911 $ 21,981 $ 0.51 Pre-tax items of interest: Gain on franchise disposals $ (29,303) $ - Lease exit adjustments - (800) Impairment charges 17,692 15,553 Loss on extinguishment of debt 7,157 - Total pre-tax items of interest $ (4,454) $ 14,753 Tax effect of above items 1,292 (4,020) Adjusted diluted earnings (loss) and shares from continuing operations 44,463 $ 43,110 $ 0.97 42,911 $ 32,714 $ 0.76 42

Non-GAAP Reconciliations – Earnings Per Share FY 2019 FY 2018 Weighted- Per Weighted- Per Average Share Average Share (In thousands, except per share amounts) Shares Amount Amount Shares Amount Amount Diluted earnings (loss) and shares from continuing operations 43,710 $ 144,537 $ 3.31 42,950 $ 52,390 $ 1.22 Pre-tax items of interest: Gain on franchise disposals $ (75,983) $ (38,893) Executive transition costs 6,264 1,581 Legal and storm damage charges - 5,749 Long-term compensation charges - 32,522 Lease exit adjustments - 1,435 Impairment charges 19,618 29,512 Loss on extinguishment of debt 7,157 - Total pre-tax items of interest $ (42,944) $ 31,906 Tax effect of above items 14,193 (8,694) Non-recurring tax items - 1,313 Adjusted diluted earnings (loss) and shares from continuing operations 43,710 $ 115,786 $ 2.65 42,950 $ 76,915 $ 1.79 43

Non-GAAP Reconciliations – Adjusted EBITDA

(In thousands)	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Net Income (Loss)	$ 76,254	$ 89,101	$ 81,618	$ 97,217	$ 86,311	$ 93,193	$ 92,983	$ 51,650	$ 144,137
Provision For Income Taxes	46,907	47,648	43,386	62,346	55,962	59,899	13,198	22,645	54,954
Income (Loss) Before Taxes	$ 123,161	$ 136,749	$ 125,004	$ 159,563	$ 142,273	$ 153,092	$ 106,181	$ 74,295	$ 199,091
Non-Floor Plan Interest	63,576	58,453	55,356	52,269	49,524	48,034	50,531	52,049	50,475
Depreciation and Amortization	51,164	52,616	58,139	62,161	72,130	81,034	92,127	96,652	95,646
Stock-Based Compensation Expense	3,698	5,160	7,208	7,675	9,814	11,165	11,119	11,853	10,797
Loss (Gain) On Exit Of Leased Dealerships	4,384	4,286	2,915	302	1,848	1,386	2,157	1,709	(170)
Impairment Charges	1,151	950	9,872	6,594	17,955	8,063	9,394	29,514	20,768
Loss (Gain) On Debt Extinguishment	1,107	19,713	28,238	-	-	(6)	14,607	-	6,690
Long-Term Compensation Charges	-	-	-	-	-	-	-	32,522	-
Loss (Gain) on Franchise Disposals	386	(10,343)	457	(11,279)	(2,748)	48	(9,980)	(39,307)	(74,812)
Adjusted EBITDA	$ 248,627	$ 267,584	$ 287,189	$ 277,285	$ 290,796	$ 302,816	$ 276,136	$ 259,287	$ 308,485
Long-Term Debt	$ 533,577	$ 615,395	$ 734,022	$ 758,530	$ 814,581	$ 882,678	$ 1,024,703	$ 945,083	$ 706,886
Debt To Adjusted EBITDA Ratio	2.15	2.30	2.56	2.74	2.80	2.91	3.71	3.64	2.29

44

Non-GAAP Reconciliations – Adjusted EBITDA

(In thousands)

	FY 2019 Franchised Dealerships Segment	FY 2019 EchoPark Segment	FY 2019 Discontinued Operations	FY 2019 Total	FY 2018 Franchised Dealerships Segment	FY 2018 EchoPark Segment	FY 2018 Discontinued Operations	FY 2018 Total
Net Income (Loss)				$ 144,137				$ 51,650
Provision For Income Taxes				54,954				22,645
Income (Loss) Before Taxes	$ 210,167	$ (10,522)	$ (554)	$ 199,091	$ 129,481	$ (54,169)	$ (1,017)	$ 74,295
Non-Floor Plan Interest	48,774	1,701	-	50,475	50,000	1,641	408	52,049
Depreciation And Amortization	85,093	10,553	-	95,646	88,857	7,795	-	96,652
Stock-Based Compensation Expense	10,797	-	-	10,797	11,853	-	-	11,853
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	1,281	20	408	1,709
Impairment Charges	1,101	19,667	-	20,768	27,931	1,583	-	29,514
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Long-Term Compensation Charges	-	-	-	-	-	32,522	-	32,522
Gain On Franchise Disposals	(74,812)	-	-	(74,812)	(39,307)	-	-	(39,307)
Adjusted EBITDA	$ 287,640	$ 21,399	$ (554)	$ 308,485	$ 270,096	$ (10,608)	$ (201)	$ 259,287

(In thousands)

	Q4 2019 Franchised Dealerships Segment	Q4 2019 EchoPark Segment	Q4 2019 Discontinued Operations	Q4 2019 Total	Q4 2018 Franchised Dealerships Segment	Q4 2018 EchoPark Segment	Q4 2018 Discontinued Operations	Q4 2018 Total
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,087	2,210	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Long-Term Compensation Charges	-	-	-	-	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,456	$ (2,060)	$ (43)	$ 83,353

Sonic Automotive EchoPark AUTOMOTIVE

45

→ Non-GAAP Reconciliations – Adjusted EBITDA

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

	Q2 2019				Q2 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

Sonic Automotive EchoPark AUTOMOTIVE
46

→ Non-GAAP Reconciliations – Adjusted EBITDA

(In thousands)

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,823	2,417	-	23,240	22,829	1,667	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,728	$ 4,956	$ (180)	$ 54,504	$ 56,416	$ (3,352)	$ (24)	$ 53,040

(In thousands)

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 21,820				$ 61,952
Provision For Income Taxes				9,152				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,195)	$ (221)	$ 30,972	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,087	2,210	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	4	89	(987)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,456	$ (2,058)	$ (43)	$ 83,355	$ 99,722	$ (1,115)	$ (58)	$ 98,549

47

Non-GAAP Reconciliations – Adjusted EBITDA Q3 2018 Q3 2017 Franchised Franchised Dealerships EchoPark Discontinued Dealerships EchoPark Discontinued Segment Segment Operations Total Segment Segment Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 48

Investor Relations Contact: Sonic Automotive Inc. (NYSE: SAH) KCSA Strategic Communications Danny Wieland, Director of Financial Reporting David Hanover / Scott Eckstein ir@sonicautomotive.com sonic@kcsa.com (704) 927-3462 (212) 896-1220